ChromaDex® CONNECTION

# Investor Presentation

March 2016

analytics

consulting

ingredients

standards

# Disclaimers

## Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of ChromaDex contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, such as our fiscal year 2015 revenue forecast, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Such statements include, but are not limited to, statements contained in this presentation relating to our expected sales, cash flows and financial performance, business, business strategy, expansion, growth, products and services we may offer in the future and the timing of their development, sales and marketing strategy and capital outlook. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. We caution you therefore against relying on any of these forward-looking statements. These risks and uncertainties include those risk factors discussed in Part I, "Item 1A. Risk Factors" of our Annual Report on Form 10-K for the fiscal year ended January 3, 2015 filed with the Securities and Exchange Commission (the "Commission") on March 19, 2015. Any forward-looking statements are qualified in their entirety by reference to the factors discussed in these filings with the Commission. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

## FDA Disclaimer

Statements made in this presentation have not been evaluated by the Food and Drug Administration. ChromaDex products are not intended to diagnose, treat, cure, or prevent any disease. The statements in this presentation are for investor relations and educational purposes only and not intended for consumers or vendors.

# Key Statistics

## Market Statistics

| | | | |
|---|---|---|---|
| Ticker | CDXC (OTCQX) | Shares Outstanding[1] | 109.5m |
| Share Price (as of 3/10/2016) | $1.50 | Market Cap (as of 3/10/2016) | $164m |
| 52 Week High | $1.72 | Q3 2015 Revenue | $6.3m |
| 52 Week Low | $0.92 | Cash (as of 10/3/2015) | $4.7m |
| Average Daily Volume (3 Mo.) | 126,000 | Employee Option Pool | 15.7m options |

## Revenue



$7.6
$8.1
$11.6
$10.2
$15.3
$17.6
2010
2011
2012
2013
2014
2015*

**2015* only includes revenue from the first three quarters**

The 2013 decline in sales was primarily attributable to the sale of the Company's BluScience retail dietary supplement product segment

| Shareholders[2] | Shares | % Ownership |
|---|---|---|
| Dr. Phillip Frost[3] | 15,786,273 | 14.4% |
| Opko Health, Inc. (NYSE:OPK) | 1,833,333 | 1.7% |
| DSM Venturing B.V. | 2,941,176 | 2.7% |
| Frank L. Jaksch Jr. (Founder, CEO, Director) | 8,248,320 | 7.5% |
| Other Directors and Officers | 786,169 | 0.7% |
| Other Shareholders With > 5% Ownership | 17,412,482 | 15.9% |
| Total | 47,007,753 | 42.9% |

[1] Does not include 15.7m options, 1.5m warrants and 0.8m shares from convertible debt as of 3/14/2016.

[2] As of 3/14/2016.

[3] CEO and Chairman of Opko Health.

ChromaDex CONNECTION

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OPKO

DSM BRIGHT SCIENCE. BRIGHTER LIVING.

# ChromaDex Overview

- ChromaDex is an innovator of proprietary health, wellness, and nutritional ingredients that creates science-based solutions for dietary supplements, food and beverage, skin care, sports nutrition, and pharmaceutical products.
- As a result of our relationships with leading universities and research institutions, we are able to discover and license early stage, IP-backed ingredient technologies.

NIAGEN. Nicotinamide Riboside (NR)

pTeroPure 99% All Trans Pterostilbene

PURENERGY 43% Caffeine + 57% Pterostilbene

Immulina Spirulina Extract

ProC3G. Cyanidin-3-glucoside

- We then utilize our in-house chemistry, regulatory and safety consulting business units to develop commercially viable ingredients.

# Dramatic Growth in Ingredient Sales



4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
$1.1
$1.7
$2
$2.1
$2.7
$3.4
$4.1
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Ingredient Sales in Millions

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# Lead Ingredient – NIAGEN

- NIAGEN® is the 1st and only commercially available nicotinamide riboside (NR).
- ChromaDex launched NIAGEN® in May 2013.
- Nicotinamide Riboside (NR) is a vitamin B3 metabolite found naturally in trace amounts of milk.
- NIAGEN® is an innovative patent-protected ingredient known to boost levels of the important co-enzyme nicotinamide adenine dinucleotide (NAD+).


O
NH2
N

*Nicotinamide (Niacinamide)*


O
OH
N

*Nicotinic Acid (Niacin)*


O
NH2
HO
N
O
OH
OH

*Nicotinamide Riboside (NIAGEN)*

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# NIAGEN. – The Most Effective NAD+ Precursor

**NIAGEN® effectively boosts NAD+ creating multiple high-value nutritional and therapeutic applications[1].**

- NAD+ is a critical compound that enables cells to convert fuel to energy and improve mitochondrial function.
- NAD+ and mitochondrial function decline with aging.
- NAD+ deficiency is now becoming recognized as a significant nutrient deficiency.
- Many nutritionally addressable health problems linked to NAD+ deficiency, including cognitive and neurological conditions, metabolic disorders such as diabetes and obesity, mitochondrial disease, cardiovascular disease, liver function, infant nutrition and muscle health/mobility.
- Recent human data confirms that NIAGEN® boosts NAD+.



NAAD
NAD + Synthetase
NAD+
NAD+P
NADK
NMNAT
NAD+ consuming enzymes
ADPR products
Quinolinic Acid
NAMN
NMN
Nicotinamide
Nicotinamide Riboside
NAMPT
NNMT
MeNam
De novo pathway
NAPRT
Tryptophan
Nicotinic Acid

1 DATA on file

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# Why NAD+ is Important


Science
WHY WE
AGE

*"Nicotinamide adenine dinucleotide ($NAD^+$) is a coenzyme found in all living cells… Cellular $NAD^+$ concentrations change during aging, and modulation of $NAD^+$ usage or production can prolong both health span and life span."*

Dr. Eric Verdin – Gladstone Institutes

Abstract from *Science* 4 December 2015

***NIAGEN® is quickly becoming recognized as the vitamin of healthy aging.***

# NAD+ and Mitochondrial Function Declines with Aging


A
Human Data
NAD+ (ng/mg protein)
a
b
Age (years)

**Human Data –** *NAD+ levels decrease dramatically with age*
**Mouse Data –** *Energy, mitochondrial activity, mitochondrial DNA population and integrity all decrease with age*


ATP (pmol/mg protein)
Age (months)
Mouse Data


COX activity (units/ml)
Age (months)
Mouse Data


mtDNA (relative amount)
Age (months)
Mouse Data


mtDNA Integrity (relative amplification)
Age (months)
Mouse Data

* Source: Gomes et al; Cell; 15:1624 – 1638; 19 December 2013

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# NAD+ Reverses Mitochondrial Dysfunction

- NR treatment significantly increased NAD+ in tissues with high mitochondria content.

- NR treatment significantly enhanced mitochondrial function and mitochondrial biogenesis.



Mouse Data
NAD+ conent
(mmol/kg tissue)
0,5
0,4
0,3
0,2
0,1
0
CTL
NR
*
Brain
Muscle
Liver
BAT
WAT



Mouse Data
CTL
NR
Mitochondnal size
(relative to vehicle group)
2
1,5
1
0,5
0
Cristae content
(relative to vehicle group)
7
6
5
4
3
2
1
0
*
mtDNA copy number
8,000
6,000
4,000
2,000
0

* Source: Canto, et al; Cell Metabolism; 15 : 838 – 847, 6 June 2012

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# NR and Mitochondrial Function


Veh
NR
Mitochondria

NR treatment significantly enhanced mitochondrial function and mitochondrial biogenesis

* Source: Canto, et al; Cell Metabolism; 15 : 838 – 847, 6 June 2012

# The Science of Living Longer

## Healthy Aging & Healthspan

- In recent years there has been an enormous increase in research studying the science of aging as well as understanding the relationship between aging and age-related diseases. The term "Healthspan" has been created to describe the span of time we spend free of the costly and harmful conditions of old age, like cancers, dementia, and chronic diseases.
- Researchers around the world have been publishing findings that it is possible to dramatically extend Healthspan by avoiding or delaying the onset of serious diseases of age. Many of these studies are specifically citing the cause and effect relationship between depletion of NAD+ as we age and age-related disease.


TIME
The Science of Living Longer


Bloomberg
The Forever Pill


LIFE
CAN WE STOP AGING?


HEALTHY
AGING

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# Age: A Major Underlying Factor in Disease

- History has shown that age itself is the greatest risk for contracting nearly every major disease. Yet research has continuously focused on the distinct diseases, rather than studying the correlation between age and disease. While "Aging" is not a disease, age underlays the progression and costs of most major diseases:



Risk of death per year
Your risk of dying in a given year doubles approximately every eight years
1 in 10,000
1 in 3000
1 in 1700
1 in 800
1 in 400
1 in 150
1 in 60
1 in 20
10
20
30
40
50
60
70
80
Age

Source: http://www.forbes.com/sites/danmunro/2012/12/30/2012-the-year-in-healthcare-charts/#5d832bf6458f63b3e7fe458f

http://scienceogram.org/images/health-mortality-by-age.png



Normalized Occurrence Rate
1
0.8
0.6
0.4
0.2
0
"Aging"
Cancer
Heart attack
Stroke
Alzheimer's
0
10
20
30
40
50
60
70
80
90
Age

http://healthextension.co/n-birds-1-stone/

**Will the FDA ever categorize "aging" as a disease?**

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# Pharmaceutical Interest in Aging as a Disease

**Calico**

• Calico, a Google-backed life sciences company founded by Arthur D. Levinson, former chairman and CEO of Genentech recently entered the space with additional backing from AbbVie.

•Calico's area of focus is aging and age-related diseases, such as neurodegeneration and cancer.

•Their lead compound, P7C3 has been shown to stabilize NAD+ levels.

**UNITY Biotechnology**

• Designs therapeutics that prevent, halt, or reverse numerous diseases of aging.

•Medicines are designed to lengthen healthspan.

•Backed by marquee VCs ARCH Venture Partners (founding investors in JUNO) and Venrock



TIME
CAN
Google
SOLVE
DEATH?

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# NR Clinical Study Summary

## Results of First Study

- In August 2015, initial results of the first human clinical study for the company's NIAGEN® branded nicotinamide riboside (NR) indicate that the study met its primary endpoint. The results demonstrated that a single dose of NR resulted in statistically significant increases (as much as 2.7-fold) in the co-enzyme *nicotinamide adenine dinucleotide (NAD+)* in the blood of healthy human volunteers.

## Second Study

- The new trial will be a randomized, double-blind, placebo controlled parallel study in 140 healthy adults ranging in age from 40-60, which will examine the benefits of NIAGEN® if taken daily for eight consecutive weeks. The outcome will provide key information on the effective dose range of NIAGEN® to increase the mitochondrial co-enzyme NAD+ and NAD+ metabolite concentrations in the body

*"Demonstrating that NR is an effective precursor to increase NAD+ in humans has significant positive implications and may be a cornerstone to developing solutions to delay or reverse the effects of aging, obesity and disease." – Nobel Laureate Dr. Roger Kornberg, Chairman of ChromaDex's Scientific Advisory Board*

# Additional Clinical Studies

- **University of Copenhagen**
  - Dr. Jonas Treebak, a Researcher With The Novo Nordisk Foundation Center for Basic Metabolic Research (University of Copenhagen, Denmark) is, in collaboration with researchers at Aarhus University, investigating the metabolic and insulin sensitizing effects of NIAGEN® in obese healthy adults aged 40-70 years.
  - This placebo controlled, double-blind, randomized study of 40 obese but otherwise healthy men are assessing the potential benefits of daily NIAGEN® supplementation over the course of 12 weeks. Endpoints that are be assessed include insulin sensitivity, body composition, and overall metabolism. ChromaDex is providing NIAGEN® for the study along with matched-placebo control pills.
- **University of Colorado**
  - The Integrative Physiology of Aging Laboratory, headed by Dr. Douglas Seals, is investigating the effects of NIAGEN® on physical function and metabolism in healthy adults aged 45-79 years.
  - This placebo controlled, double-blind, randomized, cross-over study is assessing the potential benefits of daily NIAGEN® supplementation over the course of 6 weeks. Endpoints that are be assessed in this study include physical function, cardiorespiratory fitness and overall metabolism.

# NAD+ Deficiencies

- Many nutritionally addressable health problems are linked to NAD+ deficiency, including cognitive and neurological conditions, metabolic disorders such as diabetes and obesity, mitochondrial disease, cardiovascular disease, liver function, infant nutrition and muscle health/mobility.

---

- ChromaDex already has investigative collaborations underway for several orphan diseases including:
  - Cockayne Syndrome – NIH
  - Mitochondrial Myopathy – MRC UCL UK
  - Progeria – Buck Institute

# Pharmaceutical Opportunities

## NIH Study

Results of a study conducted by the National Institutes of Health (NIH) in collaboration with ChromaDex published in November 2014 indicate that NR was effective at restoring NAD+ levels in mitochondria and rescuing phenotypes associated with a devastating accelerated aging disease known as Cockayne Syndrome (CS).

- Researchers concluded that NR showed promise as a potential therapy for CS, as well as for other age-related neurodegenerative conditions.
- We are currently working closely with researchers at NIH as well as a key patient advocacy group to get NR into the clinic for CS, including filing an application for an orphan drug designation with the FDA.

*In June 2014, ChromaDex licensed exclusive rights from Dartmouth for several patents related to the pharmaceutical use of nicotinamide riboside (NR). The licensed patents include protection for human therapeutic uses of NR and build upon the patents previously licensed from Dartmouth in 2012 for other human uses as well as production methods of NR.*

# Research Collaborations with NIAGEN

*ChomaDex currently has 52 collaborations with leading universities and research institutes*

- *Mitochondrial Myopathy*
- *Cockayne Syndrome*
- *Progeria*
- *Parkinson's Disease*
- *Alzheimer's Disease*
- *Traumatic Brain Injury*
- *Chemotherapy Induced Neuropathy*
- *Diabetic Neuropathy*
- *Heart Failure*
- *Diabetes*
- *Weight Loss*
- *Breast Cancer*
- *Melanoma*
- *Steatosis*
- *Immune Response*
- *Muscle Physiology*
- *Browning of Adipocytes*

# Regulatory Update

## New Dietary Ingredient (NDI)

- November 16th, 2015 ChromaDex received New Dietary Ingredient status from the FDA for NIAGEN
- NDI status opens the door for the mainstream commercialization of NIAGEN in dietary supplements
- Achieving NDI status is a significant milestone given that the FDA rejected approximately 88% of NDI notifications in FY 2014

## Generally Recognized as Safe (GRAS)

- January 4th, 2016 ChromaDex achieved self-affirmation of GRAS status for NIAGEN
- NIAGEN can be used in food & beverage products

## European Food Safety Authority (EFSA)

- ChromaDex is currently working on an EFSA application for novel food status

# NIAGEN as a Platform Ingredient



THORNE
UltraMeal
Similac
EXPERT CARE
NeoSure
EAS
MUSCLE ARMOR
LIPITOR
LIPITOR
LIPITOR
OLAY

| Markets | Market Size | Addressable Market Size | Status |
|---|---|---|---|
| Dietary Supplements | $30B | $1.0B | ✓ |
| Infant Formulas | $8B | $200M-$300M | ◔ |
| Sports Nutrition | $5B | $500M | ◕ |
| Functional Food & Beverage | $40B | $500M | ◑ |
| Pharmaceutical | $950B | $1.0B | ◔ |
| Skincare/Cosmetic | $25B | $250M | ◑ |
| Medical Food | $9B | $500M | ◑ |

# NIAGEN in a Growing Number of Dietary Supplement Products



ELYSIUM
THORNE
NIACEL
NECTAR7
NIAGEN
CVS Health
Age Defense
Dr. David Williams
NRG Advantage
FIRST
NIAGEN
LifeExtension
NAD+ Cell Regenerator
THE ANTI-AGING PILL
NIAGEN
Doctor's BEST
Best Energy
NIAGEN
75mg/60 Veggie Caps
HPN
NIAGEN

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# 2016 Deals Resulting in NIAGEN Products Being Available in Thousands of Retail Locations

## Specialty Nutrition Group, Inc.

- Specialty Nutrition Group, Inc. announced the release of NIAGEN® in GNC stores nationwide, as part of its innovation partnership with the world's largest retailer of nutrition products. NIAGEN® will be marketed under the F1RST® brand of patented and research-backed single-ingredient products in GNC stores.

## BPI Sports

- BPI Sports will have exclusive rights to introduce dietary supplement products featuring NIAGEN® in Costco, Walmart, Walgreens, Target, Meijer, Kroger, Publix, Vitacost, QVC, Home Shopping Network, Shopko, Ahold, eVine Live, Ulta, and Wegmans.

GNC LIVE WELL

Walgreens

Walmart

COSTCO WHOLESALE

# Exclusive Development Agreement with P&G

P&G

ChromaDex and P&G are working on developing NIAGEN® for use in specific consumer product fields for both existing and new P&G branded products.

*Important Deal Terms:*

- Undisclosed Upfront Payment
- Development Costs Paid by P&G
- Milestone Payments to CDXC
- Will Convert into a Multi-Year Commercial Supply Agreement Upon Achieving Initial Milestones

"This agreement positions our innovative new ingredient to be included in a number of P&G products, some of which are among the highest volume consumer products in the world"
- *Frank Jaksch, Jr., CEO and Co-Founder of ChromaDex*

# Patent Portfolio Controlling the NAD+ Precursor Space

**ChromaDex owns or controls commercially viable compounds that can act as NAD+ Precursors, putting ChromaDex in the enviable position of "gatekeeper" to the entire NAD+ precursor category.**

- *US 8106184:* *Synthetic manufacture of NR – Anthony Sauve of Cornell University*
- *US 8114626:* Manufacture of NR via recombinant microorganisms
- *US 8197807:* NR for increasing NAD+ biosynthesis
- *US 8383086:* Compositions comprising NR – Charles Brenner of Dartmoth College
- *US 7776326:* *NR for treatment diseased and/or injured neurons – Jeffrey Milbrandt of Washington University*

Cornell University Dartmouth Washington University in St. Louis

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# Current Portfolio of Proprietary Ingredients

NIAGEN.

pTeroPure

PURENERGY

IMMULINA

ProC3G. Cyanidin-3-glucoside

- NIAGEN® is the first and only commercially available form of nicotinamide riboside (NR), a highly effective NAD+ booster.
- pTeroPure® Pterostilbene is a phytoalexin (plant defense system) found naturally in blueberries, which has found to be a natural sun protectant.
- By cocrystallizing caffeine with ChromaDex's pTeroPure® pterostilbene, caffeine's energy boost is sustained for at least 6 hours.
- IMMULINA™ is a spirulina extract that has demonstrated an ability to enhance the immune response.
- A natural black rice extract Containing ~35% Cyanidin-3-glucoside, an anthocyanin. Benefits of anthocyanins may include weight management/blood sugar support, heart health and eye health.

# Ingredient Development Pipeline

| Product | Potential Benefits | Projected Launch |
|---|---|---|
| Pipeline Product 1 | Purple Corn Anthocyanin (Suntava) | 2016 |
| Pipeline Product 2 | NAD Metabolite 1 | 2016 |
| Pipeline Product 3 | NAD Metabolite 2 | 2016 |
| Pipeline Product 4 | Weight Loss | 2016 |
| Pipeline Product 5 | NAD Metabolite 3 | 2017 |
| Pipeline Product 6 | Glutathione Precursor/Muscle Mobility | 2017 |

# ChromaDex is Following the Model of Other Ingredient Technology Companies

| Company | Ingredient | Status |
|---|---|---|
| MARTEK life enriched. | Patented vegetarian omega-3 ingredient | Acquired by DSM for $1.08B in 2010 |
| OCEAN NUTRITION CANADA wellness through innovation | Fish Oil Omega-3 | Acquired by DSM for $550M in July 2012 |
| fortitech STRATEGIC NUTRITION | Ingredient | Acquired by DSM for $634M in 2012 |

| Company | Ingredient | Market Cap |
|---|---|---|
| Enzymotec Delivering Lipids | Omega-3 | Market Cap* ~$187M |
| solazyme | Microalgae Ingredients | Market Cap* ~$130M |
| senomyx | Flavor Ingredients | Market Cap* ~$117M |
| BALCHEM | Choline Ingredients | Market Cap* ~$1.86B |

Approximate Market Cap* as of 03/10/15



Kornberg



Brenner

# ChromaDex®
## SCIENTIFIC ADVISORY BOARD



Beudeker



German

- ChromaDex established its first formal Scientific Advisory Board (SAB) in July 2014
- Nobel Laureate Professor Roger Kornberg joined as Chair
- The other SAB members are:
  - Dr. Charles Brenner, Professor of Biochemistry, University of Iowa (formerly Dartmouth), one of the NR inventors
  - Dr. Rob Beudeker, Vice President of Innovation, DSM, a strategic investor
  - Dr. Bruce German, Professor of Food Science & Technology, University of California Davis

# ChromaDex Highlights

NIAGEN.
pTeroPure
PURENERGY
IMMULINA
ProC3G.
Cyanidin-3-glucoside

- Addressable Ingredient Market Opportunity: Over $4 Billion Dollars
- ChromaDex has announced our last six sequential quarters of record revenue
- Ingredient Patent Portfolio includes NIAGEN®, pTeroPure®, *PURENERGY*®, ProC3G®, and IMMULINA® which are all in their early stages of revenue recognition
- Q3 2015 net sales increased approximately 52% year-over-year
- Q3 2015 ingredient sales continued to accelerate – up 104% year-over-year and 22% sequentially
- **In discussions with Fortune 500 companies with respect to the possibility of several of our patented ingredients being included and featured in a number of branded consumer products within extremely large product categories**

"I am more convinced than ever we have an extraordinary opportunity to create substantial shareholder value with our patented NIAGEN® nicotinamide riboside. A new vitamin of this magnitude is the type of opportunity that comes along once every 25+ years. All of the important pieces of the puzzle – peer reviewed science, media attention to NAD+ story, and the rise of the treatment of aging as disease - are creating a perfect storm for NIAGEN® to become the next billion dollar ingredient."
– Frank Jaksch, Jr., CEO and Co-Founder of ChromaDex

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# Appendix

*Additional Company Information*

# ChromaDex at a Glance

## 3 Segments of our Legacy Business

### Natural product fine chemicals



- Largest phytochemical catalog in the world
- Over 5,000 products
- Used for QA & R&D
- Irvine, CA

### Analytical & chemistry-based services



- Analytical testing of products for identity, potency, contaminants & label claims
- Acquired in April 2003
- Boulder, CO

### Spherix consulting services



- A global leader in scientific & regulatory consulting services
- Acquired in Dec. 2012
- Rockville, MD

## Proprietary Ingredients Business

NIAGEN.

pTeroPure

PURENERGY

IMMULINA

ProC3G.
Cyanidin-3-glucoside

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# ChromaDex's Unique Business Model Gives it First-mover Advantages in Acquiring Patented Proprietary Ingredient Technologies



Access to Research Activity…
Over 250 University & Research Institute customers
Dartmouth
Washington University in St. Louis
Ole Miss
Cornell University
Stanford University
USDA
Insight to Consumer Markets…
Over 1500 Industry Customers
NBTY
KRAFT
Cargill
PEPSICO
Nestle
ESTĒE LAUDER
HERBALIFE

# ChromaDex Discovers, Acquires, & Develops Early-Stage Proprietary Ingredient Technologies and Commercializes them in Multi-Billion-Dollar Markets


Discover
Acquire
Develop
Commercialize

Discover novel, early-stage ingredient technologies, leveraging intelligence gained from activities of the natural products chemistry business

Exclusively license these ingredient technologies and associated IP

Develop ingredient technologies utilizing existing infrastructure & expertise in:

- Supply chain development
- Clinical development
- Safety & regulatory
- Branding & marketing

Commercialize in multi-billion-dollar markets

NIAGEN® pTeroPure® PURENERGY IMMULINA™ ProC3G® Cyanidin-3-glucoside

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# pTeroPure® is ChromaDex's Commercialized, IP-backed, Clinically-Studied Branded Pterostilbene

## Overview

- Pterostilbene is a phytoalexin (plant defense system) found naturally in blueberries, but only in limited quantities
- Closely related to resveratrol (an antioxidant found in grapes) but with key additional benefits:

Superior bioavailability; 80% versus 20%

7 times longer half-life in the body

Greater oral absorption and metabolic stability

2-4 times greater cellular uptake

The only form of pterostilbene with GRAS1 status

- A clinically-tested compound with safety and efficacy data
  - Awarded *Frost & Sullivan's* 2010 "Most Promising Health Ingredient of the Year"
  - Supported by clinical studies and IP

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pTeroPure®

[1] GRAS = Generally Recognized As Safe; requirement for inclusion in food & beverage products

# pTeroPure® was Evaluated in a Phase 2/3 Clinical Study Which Showed Statistically Significant Results for its Ability to Lower Blood Pressure

Clinical trial completed at the University of Mississippi

- Double-blind, randomized, placebo-controlled, IRB-reviewed
- 80 patients, 4 arms. Eight-week duration of treatment
- Participants in the high-dose pterostilbene group achieved significant reductions in blood pressure compared to placebo (7.8mm Hg systolic, 7.3mm Hg diastolic)
- No serious adverse events

*"The results of this study highlight that pterostilbene is a promising ingredient in the area of cardiometabolics."* - Daniel M. Riche, PharmD, Cardiometabolic Clinic Coordinator at the University of Mississippi School of Pharmacy

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pTeroPure®

# Uses of **pTeroPure®** in the Skincare and Sun Protection Markets

**Topical Pterostilbene Study**

- On April 3rd, 2015 The University of Valencia and Green Molecular, S.L. published a study indicating that pterostilbene prevented acute ultraviolet B radiation ("UVB"), radiation-induced inflammation and photoaging-associated skin damages.
- Based on these results, the researchers proposed the use of pterostilbene for the prevention of skin carcinogenesis induced by solar radiation.
- **We are currently in advanced discussions with several Fortune 500 consumer product companies regarding the topical applications of pterostilbene.**

*In August 2013, ChromaDex licensed from Green Molecular, S.L. the exclusive worldwide patent rights related to pharmaceutical and cosmetic preparations of pterostilbene for topical application for prevention and/or treatment of skin diseases, damage or injuries, including those relating to aging and exposure to the sun.*

# ***PURENERGY*®** is ChromaDex's Patent Protected and Clinically Studied Caffeine Ingredient

pTeroPure® + Caffeine = PURENERGY®

Overview

- By cocrystallizing caffeine with ChromaDex's pTeroPure® pterostilbene, caffeine's energy boost is sustained for at least 6 hours[1].
- *PURENERGY® also results in a more gradual finish, avoiding the "crash" associated with traditional caffeine and high-sugar products.*
- Should allow formulators of caffeinated energy products the opportunity to reduce the total amount of caffeine by as much as 50% without affecting the consumers[1] product experience.

**Where can *PURENERGY®* deliver results?**

- Energy boost
- Pre-workout & endurance training
- Weight loss
- Focus and concentration

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1 DATA on File

# *PURENERGY*® Clinical Results - 2013

**The cross-over, clinical study compared the cocrystallized caffeine in *PURENERGY*® with ordinary caffeine.**

**Results of Study**

- *PURENERGY*® delivers almost 30% more caffeine into the blood than ordinary caffeine.
- The rate of caffeine absorption is significantly slower with *PURENERGY*®, by about 30% as compared to ordinary caffeine
- The half-life of caffeine from *PURENERGY*® is extended significantly by about 25% over that of ordinary caffeine.
- At 4 hours, there was 45% more caffeine from *PURENERGY*® compared to ordinary caffeine alone.
- At 6 hours, there was 51% more caffeine from *PURENERGY*® compared to ordinary caffeine alone.
- At 6 hours, subjects taking *PURENERGY*® showed significantly less fatigue and greater concentration compared to baseline. Subjects ingesting ordinary caffeine did not.
- At 6 hours, subjects taking *PURENERGY*® showed improved energy, alertness and focus compared to baseline. Subjects ingesting ordinary caffeine did not.
- *PURENERGY*® showed no adverse event.

*In May 2014, ChromaDex initiated its 2nd clinical trial to study the bioavailability and pharmacokinetics of PURENERGY®*

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PURENERGY®

# Statements of Operations[1]

**For the Three Month Periods Ended Oct. 3, 2015 and Sep. 27, 2014**

| | Oct. 3, 2015 | Sep. 27, 2014 |
|---|---|---|
| Sales, net | $ 6,287,309 | $ 4,139,710 |
| Cost of sales | 3,805,679 | 2,616,764 |
| **Gross profit** | 2,481,630 | 1,522,946 |
| Operating expenses: | | |
| Sales and marketing | 550,878 | 518,662 |
| General and administrative | 1,753,622 | 1,651,718 |
| **Operating expenses** | 2,304,500 | 2,170,380 |
| **Operating loss** | 177,130 | (647,434) |
| Nonoperating income (expense): | | |
| Interest income | 976 | 230 |
| Interest expense | (181,822) | (12,449) |
| **Nonoperating expenses** | (180,846) | (12,219) |
| **Net loss** | $ (3,716) | $ (659,653) |

[1] These presented financial statements are identical to the financial statements provided in the Company's Annual Report on Form 10-Q filed with the Securities and Exchange Commission (the "Commission") on November 12, 2015 (the "Quarterly Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Quarterly Report, the Company's audited financial statements and the notes thereto for the year ended January 3, 2015 appearing in the Company's Annual Report on Form 10-K filed with the Commission on March 19, 2015 (the "Annual Report"), and any amendments to the Quarterly or Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

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# Statements of Operations[1]

**For the Nine Month Periods Ended Oct. 3, 2015 and Sep. 27, 2014**

| | Oct. 3, 2015 | Sep. 27, 2014 |
|---|---|---|
| Sales, net | $ **17,649,660** | $ 11,070,002 |
| Cost of sales | **10,769,714** | 7,163,282 |
| **Gross profit** | **6,879,946** | 3,906,720 |
| Operating expenses: | | |
| Sales and marketing | **1,776,403** | 1,554,777 |
| General and administrative | **6,016,557** | 6,458,027 |
| Loss from investment in affiliate | **-** | 21,543 |
| **Operating expenses** | **7,792,960** | 8,034,347 |
| **Operating loss** | **(913,014)** | (4,127,627) |
| Nonoperating income (expense): | | |
| Interest income | **2,339** | 1,175 |
| Interest expense | **(433,748)** | (34,359) |
| **Nonoperating expenses** | **(431,409)** | (33,184) |
| **Net loss** | $ **(1,344,423)** | $ (4,160,811) |

[1] These presented financial statements are identical to the financial statements provided in the Company's Annual Report on Form 10-Q filed with the Securities and Exchange Commission (the "Commission") on November 12, 2015 (the "Quarterly Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Quarterly Report, the Company's audited financial statements and the notes thereto for the year ended January 3, 2015 appearing in the Company's Annual Report on Form 10-K filed with the Commission on March 19, 2015 (the "Annual Report"), and any amendments to the Quarterly or Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

# Balance Sheets[1]

**October 3, 2015 and January 3, 2015**

| | Oct. 3, 2015 | Jan. 3, 2015 |
|---|---|---|
| **Assets** | | |
| Current Assets | | |
| Cash | $ 4,708,642 | $ 3,964,750 |
| Trade receivables | 3,784,541 | 1,906,709 |
| Inventories | 4,163,628 | 3,734,341 |
| Prepaid expenses and other assets | 377,469 | 292,891 |
| **Total current assets** | 13,034,280 | 9,898,691 |
| Leasehold Improvements and Equipment, net | 1,581,961 | 1,264,660 |
| Other Noncurrent Assets | 430,365 | 353,496 |
| **Total assets** | $ 15,046,606 | $ 11,516,847 |
| **Liabilities and Stockholders' Equity** | | |
| Current Liabilities | $ 5,880,865 | $ 4,980,820 |
| Loan payable, less current maturities, net | 4,226,414 | 1,977,113 |
| Capital lease obligations, less current maturities | 500,128 | 423,015 |
| Deferred rent, less current | 103,461 | 137,508 |
| **Total liabilities** | 10,710,868 | 7,518,456 |
| Stockholders' Equity | 106,320 | 105,271 |
| Additional paid-in capital | 45,098,163 | 43,417,442 |
| Accumulated deficit | (40,868,745) | (39,524,322) |
| **Total stockholders' equity** | 4,335,738 | 3,998,391 |
| **Total liabilities and stockholders' equity** | $ 15,046,606 | $ 11,516,847 |

[1] These presented financial statements are identical to the financial statements provided in the Company's Annual Report on Form 10-Q filed with the Securities and Exchange Commission (the "Commission") on November 12, 2015 (the "Quarterly Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Quarterly Report, the Company's audited financial statements and the notes thereto for the year ended January 3, 2015 appearing in the Company's Annual Report on Form 10-K filed with the Commission on March 19, 2015 (the "Annual Report"), and any amendments to the Quarterly or Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

# Statements of Cash Flows[1]

**For the Nine Month Periods Ended Oct. 3, 2015 and Sep. 27, 2014**

| | Oct. 3, 2015 | Sep. 27, 2014 |
|---|---|---|
| Cash Flows From Operating Activities | | |
| Net loss | **$ (1,344,423)** | $ (4,160,811) |
| Adjustments to reconcile net loss to net cash used in operating activities: | **2,063,346** | 2,682,690 |
| Changes in operating assets and liabilities: | **(1,976,485)** | (856,547) |
| **Net cash used in operating activities** | **(1,257,562)** | (2,334,668) |
| Cash Flows From Investing Activities | | |
| Purchases of leasehold improvements and equipment | **(242,765)** | (53,428) |
| Purchases of intangible assets | **(107,500)** | (90,000) |
| Proceeds from sale of equipment | **-** | 1,356 |
| Proceeds from investment in affiliate | **-** | 1,092,500 |
| **Net cash (used in) provided by investing activities** | **(350,265)** | 950,428 |
| Cash Flows From Financing Activities | | |
| Proceeds from exercise of stock options | **25,266** | 449,158 |
| Proceeds from loan payable (less debt issuance cost) | **2,485,000** | - |
| Principal payments on capital leases | **(158,547)** | (122,496) |
| **Net cash used in financing activities** | **2,351,719** | 326,662 |
| Net decrease in cash | **743,892** | (1,057,578) |
| Cash Beginning of Period | **3,964,750** | 2,261,336 |
| Cash Ending of Period | **$ 4,708,642** | $ 1,203,758 |

[1] These presented financial statements are identical to the financial statements provided in the Company's Annual Report on Form 10-Q filed with the Securities and Exchange Commission (the "Commission") on November 12, 2015 (the "Quarterly Report") except that certain line items have been removed. You should read these financial statements in conjunction with the full financial statements and notes thereto included in the Quarterly Report, the Company's audited financial statements and the notes thereto for the year ended January 3, 2015 appearing in the Company's Annual Report on Form 10-K filed with the Commission on March 19, 2015 (the "Annual Report"), and any amendments to the Quarterly or Annual Report to date. You should assume that information contained in any of our filings with the Commission is only accurate as of the date specified in such filings.

# Non-GAAP Presentation Reconciliation[1]

**Consolidated Statements of Operations (US GAAP)**

**For the 3 Month Periods Ended Oct. 3, 2015 and Sep. 27, 2014**

| In Millions | Oct. 3, 2015 | Sep. 27, 2014 |
|---|---|---|
| Sales, net | $ 6.29 | $ 4.14 |
| Cost of sales | 3.81 | 2.62 |
| Gross profit | 2.48 | 1.52 |
| Operating expenses | 2.30 | 2.17 |
| Nonoperating expense | 0.18 | 0.01 |
| Net loss | $ (0.00) | $ (0.66) |

**Effects of Charges associated with Interest, Tax, Depreciation, Amortization and Share-based Compensation Expense**

**For the 3 Month Periods Ended Oct. 3, 2015 and Sep. 27, 2014**

| In Millions | Oct. 3, 2015 | Sep. 27, 2014 |
|---|---|---|
| Sales, net | $ - | $ - |
| Cost of sales | (0.06) | (0.05) |
| Gross profit | 0.06 | 0.05 |
| Operating expenses | (0.45) | (0.45) |
| Nonoperating expense | 0.18 | 0.01 |
| Effects of Adjusted EBITDA | $ 0.70 | $ 0.51 |

**Consolidated Statements of Operations, Adjusted EBITDA Excluding Interest, Tax, Depreciation, Amortization and Share-based Compensation (Non-GAAP Presentation)**

**For the 3 Month Periods Ended Oct. 3, 2015 and Sep. 27, 2014**

| In Millions | Oct. 3, 2015 | Sep. 27, 2014 |
|---|---|---|
| Sales, net | $ 6.29 | $ 4.14 |
| Cost of sales | 3.74 | 2.57 |
| Gross profit | 2.55 | 1.57 |
| Operating expenses | 1.85 | 1.72 |
| Nonoperating expense | 0.36 | 0.02 |
| Adjusted EBITDA | $ 0.69 | $ (0.15) |

[1] Non-GAAP measures are not recognized under generally accepted accounting principles ("GAAP"). Accordingly, you are cautioned about using or relying on these measures as alternatives to recognized GAAP measures. Our methods of calculating these measures may not be comparable to similar measures presented by other companies.

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# Contact Information



**ChromaDex Corporation**

10005 Muirlands Blvd., Suite G
Irvine, CA 92618
Phone: +1-949-419-0288
Fax: +1-949-419-0294
www.chromadex.com

Andrew Johnson
Director of Investor Relations
Phone: +1-949-419-0288
andrewj@chromadex.com

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